                                                                    Exhibit 99.1

Unaudited Pro Forma Condensed Combined Balance Sheet
As of March 31, 2000
(Dollars in thousands)

                                                       Greater                Coast                               Greater Bay & Co
                                                         Bay                 Bancorp         Adjustments (1)      Bancorp Combined
                                                         ---                 -------         ---------------      ----------------
Assets
         Cash and due from banks               $         138,937    $            15,364      $             -       $       154,301
         Federal funds sold                              284,300                 24,400                    -               308,700
         Other short-term securities                         805                      -                    -                   805
         Securities available-for-sale                   339,450                140,367                    -               479,817
         Securities held-to-maturity and other           245,709                      -                    -               245,709
         Total loans, net                              2,037,828                209,195                    -             2,247,023
         Property, premises and equipment                 21,443                  1,842                    -                23,285
         Interest receivable and other assets            129,170                 18,427                  400               147,997
                                               -----------------    -------------------      ---------------       ---------------
         Total assets                          $       3,197,642    $           409,595      $           400       $     3,607,637
                                               =================    ===================      ===============       ===============

Liabilities
         Total Deposits                        $       2,845,466    $           313,634      $             -       $     3,159,100
         Other borrowings                                 41,100                 56,024                    -                97,124
         Other liabilities                                53,226                  5,472                3,800                62,498
         Trust Preferred Securities                       59,500                      -                    -                59,500
                                               -----------------    -------------------      ---------------       ---------------
Total Liabilities                                      2,999,292                375,130                3,800             3,378,222
                                               -----------------    -------------------      ---------------       ---------------
Shareholders' EquitY                                     198,350                 34,465               (3,400)              229,415
                                               -----------------    -------------------      ---------------       ---------------
         Total liabilities and shareholders'
         equity                                $       3,197,642    $           409,595      $           400       $     3,607,637
                                               =================    ===================      ===============       ===============

      (1) The table above reflects all nonrecurring Greater Bay and Coast Bancorp estimated merger-related costs as of March 31, 2000. The nonrecurring Greater Bay and Coast Bancorp estimated merger-related costs are not included on the unaudited pro forma condensed combined statement of operations but are included on the unaudited pro forma condensed combined balance sheet as a reduction to shareholders' equity, net of a $2.0 million tax benefit. These costs will be charged to expense immediately following the consummation of the merger.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Quarter Ended March 31, 2000
(Dollars in thousands)

                                                       Greater                Coast                               Greater Bay & Co
                                                         Bay                 Bancorp         Adjustments (1)      Bancorp Combined
                                                         ---                 -------         ---------------      ----------------
Interest on loans                                     $             47,679  $          5,701                      $          53,380
Interest on investment securities                                    9,247             2,305                                 11,552
Other interest income                                                4,304               217                                  4,521
                                                      --------------------  ----------------    --------------    -----------------
   Total interest income                                            61,230             8,223                                 69,453
Interest on deposits                                                22,820             1,983                                 24,803
Other interest expense                                               2,032               702                                  2,734
                                                      --------------------  ----------------    --------------    -----------------
Net interest income                                                 36,378             5,538                                 41,916
Provision for loans losses                                           5,227                87                                  5,314
                                                      --------------------  ----------------    --------------    -----------------
Net interest income after provision for loan losses                 31,151             5,451                                 36,602
Other income                                                        14,694             1,317                                 16,011
Operating expenses                                                  19,335             3,417                                 22,752
                                                      --------------------  ----------------    --------------    -----------------
Income before provision for income taxes and
  merger and other related nonrecurring costs and
  extraordinary items                                               26,510             3,351                                 29,861
Provision for income taxes                                          10,648             1,316                                 11,964
                                                      --------------------  ----------------    --------------    -----------------
Income before merger and other related nonrecurring
 costs, net of tax                                                  15,862             2,035                                 17,897
Merger and other related nonrecurring costs, net of
 tax                                                                (2,389)                -                                 (2,389)
                                                      --------------------  ----------------    --------------    -----------------
   Net income                                         $             13,473  $          2,035                      $          15,508
                                                      ====================  ================    ==============    =================

Net income per share - basic (1)                      $               0.77  $           0.42                      $            0.75
                                                      ====================  ================    ==============    =================

Average common shares outstanding                               14,031,000         4,823,000        (1,766,000)          17,088,000
                                                      ====================  ================    ==============    =================

Net income per share - diluted (1)                    $               0.73  $           0.41                      $            0.71
                                                      ====================  ================    ==============    =================

Average common and common equivalent shares
   outstanding                                                  14,763,000         4,964,000        (1,818,000)          17,909,000
                                                      ====================  ================    ==============    =================

     (1)  Before merger, nonrecurring and extraordinary items.

     (2) Calculated as the historical Greater Bay weighted average shares plus the historical Coast Bancorp weighted average shares adjusted for the conversion ratio of 0.6338.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Quarter Ended March 31, 1999
(Dollars in Thousands)

                                                                    Greater         Coast                       Greater Bay & Coast
                                                                      Bay          Bancorp     Adjustments (2)   Bancorp Combined
                                                                      ---          -------     ---------------  -------------------
Interest on loans                                              $    32,237        $    4,133                      $    36,370
Interest on investment securities                                    5,936             1,530                            7,466
Other interest income                                                1,976               374                            2,350
                                                              ------------     -------------   -----------        -----------
   Total interest income                                            40,149             6,037                           46,186
Interest on deposits                                                13,787             1,512                           15,299
Other interest expense                                               2,142               139                            2,281
                                                              ------------     -------------   -----------        -----------
Net interest income                                                 24,220             4,386                           28,606
Provision for loans losses                                           1,163                 -                            1,163
                                                              ------------     -------------   -----------        -----------
Net interest income after provision for loan losses                 23,057             4,386                           27,443
Other income                                                         3,122             1,472                            4,594
Operating expenses                                                  15,434             3,203                           18,637
                                                              ------------     -------------   -----------        -----------
Income before provision for income taxes and
  merger and other related nonrecurring costs and
   extraordinary items                                              10,745             2,655                           13,400
Provision for income taxes                                           4,181             1,099                            5,280
                                                              ------------     -------------   -----------        -----------
Income before merger and other related nonrecurring
 costs, net of tax                                                   6,564             1,556                            8,120
Merger and other related nonrecurring costs, net of tax                  -                 -                                -
                                                              ------------     -------------   -----------        -----------
Income before extraordinary items                                    6,564             1,556                            8,120
Extraordinary item                                                     (88)                -                              (88)
                                                              ------------     -------------   -----------        -----------
   Net income                                                  $     6,476        $    1,556                      $     8,032
                                                              ============     =============   ===========        ===========

Net income per share - basic (1)                               $      0.50        $     0.33                      $      0.50
                                                              ============     =============   ===========        ===========

Average common shares outstanding                               13,053,000         4,773,000    (1,738,000)        16,088,000
                                                              ============     =============   ===========        ===========

Net income per share - diluted (1)                             $      0.46        $     0.32                      $      0.48
                                                              ============     =============   ===========        ===========

Average common and common
    equivalent shares outstanding                               13,973,000         4,876,000    (1,785,000)        17,064,000
                                                              ============     =============   ===========        ===========

(1)  Before merger, nonrecurring and extraordinary items.

(2) Calculated as the historical Greater Bay weighted average shares plus the historical Coast Bancorp weighted average shares adjusted for the conversion ratio of 0.6338.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 1999
(Dollars in Thousands)


                                                             Greater             Coast                           Greater Bay & Coast
                                                               Bay              Bancorp        Adjustments (2)    Bancorp Combined
                                                               ---              -------        ---------------    ----------------
Interest on loans                                           $   149,883         $   19,403                        $   169,286
Interest on investment securities                                27,675              7,013                             34,688
Other interest income                                            12,740                885                             13,625
                                                           ------------       ------------     --------------    ------------
   Total interest income                                        190,298             27,301                            217,599
Interest on deposits                                             68,049              6,179                             74,228
Other interest expense                                            8,508              1,094                              9,602
                                                           ------------       ------------     --------------    ------------
Net interest income                                             113,741             20,028                            133,769
Provision for loans losses                                       13,064                  -                             13,064
                                                           ------------       ------------     --------------    ------------
Net interest income after provision for loan losses             100,677             20,028                            120,705
Other income                                                     33,306              4,670                             37,976
Operating expenses                                               79,212             13,372                             92,584
                                                           ------------       ------------     --------------    ------------
Income before provision for income taxes and
  merger and other related nonrecurring costs and
   extraordinary items                                           54,771             11,326                             66,097
Provision for income taxes                                       17,659              4,387                             22,046
                                                           ------------       ------------      --------------   ------------
Income before merger and other related nonrecurring
 costs, net of tax                                               37,112              6,939                             44,051
Merger and other related nonrecurring costs, net of tax          (6,486)                 -                             (6,486)
                                                           ------------       ------------      --------------   ------------
Income before extraordinary items                                30,626              6,939                             37,565
Extraordinary item                                                  (88)                 -                                (88)
                                                           ------------       ------------      --------------   ------------
   Net income                                               $    30,538         $    6,939                        $    37,477
                                                           ============       ============      ==============   ============

Net income per share - basic (1)                            $      2.45         $     1.45                        $      2.42
                                                           ============       ============      ==============   ============

Average common shares outstanding                            13,310,000          4,792,000          (1,761,000)    16,341,000
                                                           ============       ============      ==============   ============

Net income per share - diluted (1)                          $      2.30         $     1.41                        $      2.28
                                                           ============       ============      ==============   ============

Average common and common
    equivalent shares outstanding                            14,189,000          4,910,000          (1,815,000)    17,284,000
                                                           ============       ============      ==============   ============

(1) Before merger, nonrecurring and extraordinary items.

(2) Calculated as the historical Greater Bay weighted average shares plus the historical Coast Bancorp weighted average shares adjusted for the conversion ratio of 0.6338.